 Exhibit 10.6

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (each, a “Subscriber” and collectively, the “Subscribers”) in connection with its investment in Paulson Capital Corp., an Oregon corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of up to $600,000 of shares (the “Shares” or the “Securities”) of the Company’s common stock, no par value per share (the “Common Stock”) at a purchase price of $0.50 per Share (the “Purchase Price”).

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF VARIOUS DOCUMENTS RELATING TO THE OPERATIONS OF THE COMPANY. THESE SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SECURITIES, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY. THE SECTIONS ENTITLED “EXECUTIVE SUMMARY,” “RISK FACTORS,” AND “DESCRIPTION OF BUSINESS,” IN ANY SECURITIES AND EXCHANGE COMMISSION (“SEC”) FILING OR REPORT, AS WELL AS THIS AGREEMENT GENERALLY, CONTAINS DISCUSSIONS OF SOME OF THE FACTORS THAT COULD CONTRIBUTE TO THESE DIFFERENCES.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE SECURITIES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY. THERE IS NO ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED. A LIMITED NUMBER OF SHARES OF COMMON STOCK MAY BE ELIGIBLE FOR TRADING PRIOR TO REGISTRATION OF THE SECURITIES SOLD IN THE OFFERING, AND SUCH REGISTRATION MAY BE DELAYED IN CERTAIN CIRCUMSTANCES. THE PRICE OF SHARES TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING REGISTRATION OR THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THE OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THE OFFERING.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS AGREEMENT WHETHER ALL OF THE SECURITIES OFFERED HEREBY HAVE BEEN SOLD.

SUBSCRIBERS MAY BE DEEMED TO BE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES SECURITIES LAWS AND REGULATIONS REGARDING A PUBLIC COMPANY. THIS AGREEMENT CONTAINS CONFIDENTIAL INFORMATION CONCERNING THE COMPANY, AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OF THE COMPANY THROUGH THE OFFERING DESCRIBED HEREIN MAY SUBJECT THE USER TO CIVIL AND/OR CRIMINAL LIABILITY. THE RECIPIENT, BY ACCEPTING THIS AGREEMENT, AGREES: (I) NOT TO DISTRIBUTE OR REPRODUCE THIS AGREEMENT, IN WHOLE OR IN PART, AT ANY TIME, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY; (II) TO KEEP CONFIDENTIAL THE EXISTENCE OF THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN OR MADE AVAILABLE IN CONNECTION WITH ANY FURTHER INVESTIGATION OF THE COMPANY; AND (III) REFRAIN FROM TRADING IN THE PUBLICLY-TRADED SECURITIES OF THE COMPANY OR ANY OTHER RELEVANT COMPANY FOR SO LONG AS SUCH RECIPIENT IS IN POSSESSION OF THE MATERIAL NON-PUBLIC INFORMATION CONTAINED HEREIN. SUBSCRIBERS ARE ADVISED THAT THEY SHOULD SEEK THEIR OWN LEGAL COUNSEL PRIOR TO EFFECTUATING ANY TRANSACTIONS IN THE PUBLICLY TRADED COMPANY’S SECURITIES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(A)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER

1.             SUBSCRIPTION AND PURCHASE PRICE

(a)        Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on page 14 hereof on the terms and conditions described herein.

(b)          Purchase of Shares. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be set at $0.50 per Share, for an aggregate purchase price as set forth on page 14 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to Sichenzia Ross Friedman Ference LLP, as escrow agent (the “Escrow Agent”) pursuant to the terms of the escrow agreement, in the form attached hereto as Exhibit A (the “Escrow Agreement”) in accordance with the wire instructions set forth in the Escrow Agreement. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.             Acceptance, Offering Term and Closing Procedures

(a)        Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement, the Escrow Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Transaction Documents"), the Subscriber shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing (as defined below), the Subscriber may, on or prior to the Closing, at its sole and absolute discretion, elect not to purchase the Shares and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Shares in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription. In the event the Closing does not take place because of (i) the rejection of subscription for Shares by the Company; or (ii) the election not to purchase the Shares by the Subscriber; or (iii) failure to effectuate the Initial Closing (as defined below) on or prior to January 31, 2014 (unless extended in the discretion of the Board of Directors) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the Company, to ensure that the Aggregate Purchase Price shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b)         Closing. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place at such time and place as determined by the Company and may take place in one of more closings. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares purchased by the Subscriber will be delivered by the Company promptly following the Final Closing Date (as defined in Section 5(h) below) of the Offering.

(c)          Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)           Intentionally Omitted.

(e)         Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Shares that the Subscriber shall thereafter be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such conversion by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price then in effect.

(f)         Certificate as to Adjustments. In each case of any adjustment or readjustment in the Shares issuable hereunder, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Subscriber.

3.             THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

Each Subscriber, severally and not jointly, hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)          The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)          The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)          The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)          The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)         The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv)         The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)          The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)         The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)          The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)          The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings (as defined below) and any additional disclosures in the nature of Risk Factors described herein.

(e)          The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)          No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained herein.

(g)         The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h)         The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

(i)          Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j)          The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)         (i)     In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(ii)     The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(l)           The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)         The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)          The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)          No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p)          (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)          This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)           The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(s)           The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.             THE COMPANY’S Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to each Subscriber, as follows:

(a)         Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)          Issuance of Securities. The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)          Authorization; Enforcement. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any shares of Common Stock or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)          SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(e)          No Financial Advisor. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Subscriber’s purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f)         Indemnification. The Company will indemnify and hold harmless each Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all losses arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to each Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to each Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed such Subscriber’s Aggregate Purchase Price tendered hereunder.

(g)          Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) are set forth in the Company’s SEC Filings. Except as set forth in the Company’s SEC Filings, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of its subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company are described in the Company’s SEC Filings. There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

(h)         Private Placements. Assuming the accuracy of each Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(j)          Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(k)          Shell Company Status. To the Company's knowledge, the Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the Securities Act. The Company is, and has been for a period of at least 90 days, subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Company has filed its current "Form 10 information" with the SEC pursuant to and in accordance with applicable requirements reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1) and at least one (1) year has elapsed from the date that the Company filed "Form 10 information" with the SEC.

(l)           Litigation. Except as set forth in the SEC Filings, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries.  No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation.  Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Principal Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or the OTC Bulletin Board (or any successors to any of the foregoing).

(m)         Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company believes that its and its Subsidiaries’ relations with their respective employees are good.  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents.

(n)            Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.  The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(o)            Indebtedness and Other Contracts. Except as set forth in the SEC Filings, neither the Company nor any of its Subsidiaries, (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(p)          No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Filings, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect.

5.           OTHER AGREEMENTS OF THE PARTIES

(a)          Furnishing of Information. As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, the Company shall prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144. The Company further covenants that it shall take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions proved by Rule 144 under the Securities Act.

(b)       Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

(c)           Securities Laws Disclosure; Publicity. The Company and each Subscriber shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and no Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Subscriber, which consent shall not unreasonably be withheld. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except to the extent such disclosure is required by law.

(d)           Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers.

(e)        Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

(f)          Reimbursement. If any Subscriber or any of its affiliates or any officer, director, partner, controlling person, employee or agent of a Subscriber or any of its affiliates (a “Related Person”) becomes involved in any capacity in any proceeding brought by or against any person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Documents, the Company will indemnify and hold harmless such Subscriber or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses incurred in connection therewith, as such expenses or losses are incurred, excluding only losses that result directly from such Subscribers’ or Related Person’s gross negligence or willful misconduct. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Subscriber and any such Related Persons. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Subscriber for all costs reasonably incurred by the Subscriber in connection with enforcing its rights under the Transaction Document (including reasonable attorneys’ fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Subscriber for all costs of enforcing the indemnification obligations in this paragraph. Notwithstanding anything in this Section 5(f) to the contrary, the Company’s liability to the Subscriber hereunder shall not exceed the Subscriber’s Aggregate Purchase Price.

(g)        Use of Proceeds. The Company anticipates using the gross proceeds from the Offering for general corporate purposes, including but not limited to legal and accounting fees and expenses incurred in the past or the future on behalf of the Company or for which the Company is otherwise responsible by agreement and regulatory filing fees.

(h)         Closings. The initial closing shall be referred to as the “Initial Closing” and may be held upon receipt and acceptance of subscriptions prior to January 31, 2014. The date of the Initial Closing is sometimes referred to as the “Initial Closing Date.” Subsequent closings (each a “Subsequent Closing”) will be held until the earlier to occur of: (i) the date on which the entire Offering has been subscribed for and accepted by the Company, and (ii) February 28, 2014. The Offering may be extended up to March 15, 2014 (the “Final Closing” and such date of the Final Closing, the “Final Closing Date”), without additional notice to Subscribers. Officers, directors and affiliates of the Company and the placement agent, if any, may purchase securities in the Offering.

6.             INTENTIONALLY OMITTED

7.             CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a)          As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)          The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

8.	MISCELLANEOUS PROVISIONS

(a)         All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)         Except as set forth in Section 5(g), each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)          Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)          The representations, warranties and agreement of each Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)          Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)          Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If any Subscriber is more than one person or entity, the obligation of any Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)          This Agreement is not transferable or assignable by any Subscriber.

(h)          This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i)           The Company and each Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j)          WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(j)          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the 21st day of January, 2014.

	x $0.50 for per Share =	$75,000.00
Shares subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:________________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	_X__	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 15.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 16.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	_________________________________ Name of Additional Purchaser

Residence: Number and Street	_________________________________ Address of Additional Purchaser

City, State and Zip Code	_________________________________ City, State and Zip Code

Social Security Number	_________________________________ Social Security Number

Telephone Number	_________________________________ Telephone Number

Fax Number (if available)	________________________________ Fax Number (if available)

E-Mail (if available)	________________________________ E-Mail (if available)

(Signature)	________________________________ (Signature of Additional Purchaser)

ACCEPTED this ___ day of ________ 2014, on behalf of the Company.

By: Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

USCL Policy 2013-017 Name of Entity (Please Print)
Date of Incorporation or Organization: XXXXX

State of Principal Office: XXXXX

Federal Taxpayer Identification Number: XXXXX

XXXXX
Office Address

XXXXX
City, State and Zip Code

XXXXX
Telephone Number

XXXXX
Fax Number (if available)

XXXXX
E-Mail (if available)

By: /s/ Candice Merren-Yates/Colleen Artuch Name: U.S. Commonwealth Life, A.I. Title: Signatories
[seal]

Attest: Illegible	XXXXX

(If Entity is a Corporation)
XXXXX
Address

ACCEPTED this ___ day of ________ 2014, on behalf of the Company.

By: /s/ Murray Smith Name: Murray Smith Title: CFO

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

Exhibit A

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of [__], 2014, by and between PAULSON CAPITAL CORP., an Oregon corporation (“Paulson”) and Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway, New York, New York 10006 (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in that certain form of Subscription Agreement, annexed hereto as Schedule I, as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the “Subscription Agreement”).

W I T N E S S E T H:

WHEREAS, Paulson desires to sell (the “Offering”) up to Six Hundred Thousand Dollars ($600,000) of common stock, no par value per share (the Common Stock” or, the “Shares”). It is contemplated that each Share shall be sold for $0.50 per share;

WHEREAS, Paulson desires to establish an escrow account with the Escrow Agent into which it shall instruct the Subscribers to deposit and wire funds for the payment of money made payable to the order of “Sichenzia Ross Friedman Ference LLP, as Escrow Agent for Paulson Capital Corp.”, and Escrow Agent is willing to accept checks, other instruments and wires for the payment of money in accordance with the terms hereinafter set forth; and

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1         The parties hereby agree to establish an escrow account (the “Escrow Account”) with the Escrow Agent whereby the Escrow Agent shall hold the collected funds deposited into the Escrow Account (the “Escrow Funds”).

1.2         Upon the Escrow Agent’s receipt of the Escrow Funds from the Subscribers, the Escrow Agent shall telephonically advise Paulson, or its designated attorney or agent, of the amount of funds it has received into the Escrow Account.

1.3          Wire transfers to the Escrow Agent shall be made as follows:

Citibank

153 East 53rd Street

23rd Floor

New York, NY 10022

A/C of Sichenzia Ross Friedman Ference LLP

A/C#:           4974921703

ABA#:           021000089

SWIFT Code:     CITIUS33

Ref:      PAULSON CAPITAL CORP.

1.4      The Escrow Agent shall, upon receipt of written instructions in a form and substance satisfactory to the Escrow Agent from Paulson and Mark Groussman, pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer within one (1) business day of receipt of such written instructions.

1.5         Paulson may reject or cancel any subscription in the Offering in whole or in part. If payment for any such rejected or canceled subscription has been delivered to the Escrow Agent, Paulson will inform the Escrow Agent and of the rejection or cancellation, and the Escrow Agent upon receiving such notice shall promptly return such funds to said Subscriber, but in no event prior to those funds becoming collected and available for withdrawal.

ARTICLE II

MISCELLANEOUS

2.1         The Escrow Agent shall be entitled to compensation for its services as Escrow Agent hereunder in the amount of $2,500, which compensation shall be paid from the Escrowed Funds at the first closing of the Offering. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Agreement, or there is any assignment of interest in the subject matter of this Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Agreement or the subject matter hereof, then the Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event, by Paulson and the Subscribers, who shall be severally obligated therefor. If any amount due to the Escrow Agent hereunder is not paid within thirty (30) days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law.

2.2        No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.3        Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

2

2.4         This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.5         This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.6         Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.

2.7         The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.8          The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the parties hereto.

2.9          The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct.

2.10        The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.11        The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Subscription Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

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2.12         The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

2.13         The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to Paulson. In the event of any such resignation, Paulson shall appoint a successor escrow agent and the Escrow Agent shall deliver to such successor escrow agent any Escrow Funds held by the Escrow Agent.

2.14         If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.15         It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents (if any) or the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (i) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (ii) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.

2.16         Paulson and the Subscribers (together with and on behalf of their respective affiliates) agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Subscription Agreement, the related transaction documents, and any and all matters concerning Paulson relating to such Subscribers or affiliates, other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

PAULSON CAPITAL CORP.
By:__________________________________________ Name: Title:

ESCROW AGENT:

SICHENZIA ROSS FRIEDMAN FERENCE LLP

By:__________________________________________ Name: Title: AGREED AND ACCEPTED: SUBSCRIBER: By:__________________________________________ Name: Title:

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